SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GEN CIGAR HLDG INC A

          GABELLI INTERNATIONAL LTD
                                 3/29/99            5,000            10.0000
          GABELLI FUNDS, LLC
               THE GABELLI VALUE FUND,INC.
                                 3/30/99            1,400             8.9625
               THE GABELLI EQUITY TRUST,INC.
                                 3/31/99           10,000             9.2688
                                 3/30/99            6,800             8.9625
               THE GABELLI ASSET FUND
                                 3/30/99            6,800             8.9625
          GAMCO INVESTORS, INC.
                                 3/31/99           35,000             9.2088
                                 3/31/99           15,000             9.2088
                                 3/30/99            2,000             9.8125
                                 3/30/99           10,000             9.2125
                                 3/30/99           10,000             9.4750
                                 3/29/99           20,500            10.3689
                                 3/29/99            6,000            10.1250
                                 3/29/99            2,900            10.3689
                                 3/29/99           24,000            10.2500
          GABELLI ADVISERS
                                 3/30/99            4,000             9.3625
                                 3/29/99            1,000            10.0500












          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.



                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

        GEN CIGAR HLDG INC B

          GAMCO INVESTORS, INC.
                                 3/30/99            2,000-            9.8125
































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.